American Century Target Maturities Trust

PROSPECTUS SUPPLEMENT

TARGET 2005 FUND * TARGET 2010 FUND * TARGET 2015 FUND
TARGET 2020 FUND * TARGET 2025 FUND * TARGET 2030 FUND
(INVESTOR CLASS)

TARGET 2005 FUND * TARGET 2010 FUND * TARGET 2015 FUND
TARGET 2020 FUND * TARGET 2025 FUND * TARGET 2030 FUND
(ADVISOR CLASS/C CLASS)

Supplement dated February 14, 2005 * Prospectuses dated February 1, 2005

Effective February 14, 2005, Target 2030 is closed to new investors.
Shareholders who have open accounts may make additional investments until March
18, 2005, and reinvest dividends and capital gains distributions as long as such accounts remain open.

Effective March 18, 2005, Target 2030 will be closed to any investments, except reinvested dividends and capital gains distributions. The Board of Trustees has approved the liquidation of the fund, which is expected to occur June 17, 2005.

SH-SPL-42350   0502